December 2, 2005

Supplement

SUPPLEMENT DATED DECEMBER 2, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE FLEXIBLE INCOME PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

The following paragraph hereby replaces the last two sentences of the first paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate. However, the Portfolio may invest up to 65% of its net assets in any one asset class or market segment. The Investment Adviser has the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets may be invested in certain groups and not others.

The following sentence hereby replaces the last sentence of the twelfth paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The Portfolio's investments in high yield securities not including emerging market securities as set forth below may not exceed 65% of its net assets.

The following sentence hereby replaces the first sentence of the thirteenth paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The Portfolio may invest up to 65% of its net assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries.

The seventh and eighth paragraphs of the section of the Prospectus titled "Portfolio Management" are hereby replaced by the following:

The Flexible Income Portfolio is managed within the Investment Adviser's Taxable Fixed-Income team. The team consists of portfolio managers and analysts. Current members of the team responsible for the day-to-day management of the Portfolio include W. David Armstrong, Roberto M. Sella, Abigail L. McKenna and David S. Horowitz, each a Managing Director of the Investment Adviser.

Mr. Armstrong has been affiliated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Portfolio in February 2005. Mr. Sella has been affiliated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in February 2005. Ms. McKenna has been affiliated with the Investment Adviser in an investment management capacity since August 1996 and began managing the Portfolio in May 2003. Mr. Horowitz has been affiliated with the Investment Adviser in an investment management capacity since May 1995 and began managing the Portfolio in December 2005.

Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Portfolio and for the execution of the overall strategy of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT SD FI 12/05

               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
                           1221 Avenue of the Americas
                            New York, New York, 10020

                                                                December 5, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C.  20549

Re:  Morgan Stanley Select Dimensions Investment Series -The Flexible Income
     Portfolio File No. 33-54047

Dear Sir or Madam:

     We are electronically transmitting via EDGAR, pursuant to Rule 497(e) under the Securities Act of 1933, a copy of a Supplement dated December 2, 2005, to the Prospectus of Morgan Stanley Select Dimensions Investment Series - The
Flexible Income Portfolio, dated April 29, 2005. Please note that this supplement was originally filed with the Securities and Exchange Commission on
December 2, 2005 (Accession Number: 0000950136-05-007707) and is being filed herewith to correct an error in the filing.

                                                            Very truly yours,

                                                            /s/ Lou Anne McInnis
                                                            --------------------
                                                            Lou Anne McInnis
                                                            Assistant Secretary

cc:  Amy R. Doberman, Esq.
     Larry Greene